Income Taxes (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Dec. 28, 2013	Dec. 29, 2012	Sep. 28, 2013
Income Tax Disclosure [Abstract]
Effective tax rate for continuing operations	34.30%	35.80%
Unrecognized tax benefits	$ 169		$ 175
Unrecognized tax benefits that would impact effective tax rate	144		149
Unrecognized tax benefits, income tax penalties and interest accrued	69		63
Unrecognized tax benefits, reductions that could result from tax audit resolutions	$ 41